                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven C. Quay, M.D., Ph.D., Chairman of the Board, President and Chief Executive Officer of Nastech Pharmaceutical Company Inc. ("Nastech"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Nastech on Form 10-Q for the fiscal quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nastech.

Date: November 2, 2005

                                        By:     /s/ Steven C. Quay
                                                --------------------------------
                                        Name:   Steven C. Quay, M.D., Ph.D.
                                        Title:  Chairman of the Board, President
                                                and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Nastech and will be retained by Nastech and furnished to the Securities Exchange Commission or its staff upon request.

This certification accompanies each periodic report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Nastech for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

                                       35